UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest event reported): March 7, 2002

                           Commission File No. 0-29935

                             20/20 WEB DESIGN, INC.
             (Exact name of Registrant as specified in its charter)

        Nevada, USA                      33-0677140
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  (State of Incorporation)     (IRS Employer Identification No.)

             21800 Oxnard Street Suite 440, Woodland Hills CA     91367
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               (Address of principal executive offices)         (Zip Code)

Company's telephone number, including area code:  (818) 598-6780
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On February 22, 2002, 20/20 Web Design, Inc. (the "Company") engaged Malone & Bailey, PLLC ("Malone") as its independent auditors for the fiscal year ended December 31, 2001, to replace the firm of Moffitt & Company, PC ("Moffitt"), who resigned as the independent auditors of the Company effective on such date. The decision to change independent auditors was approved by the Company's Board of Directors.

The reports of Moffitt on the Company's audited financial statements for the years ended December 31, 2000 and 1999 and for the interim periods ended March 31, 2001, June 30, 2001 and September 30, 2001 and to the date of this Report, did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for the years ended December 31, 2000 and 1999 and the reviews of the interim periods ended March 31, 2001, June 30, 2001 and September 30, 2001 and through the subsequent period thought the date of this report, there were no disagreements ("Disagreements") as defined in Item 304 (a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Moffitt on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Moffitt, would have caused Moffitt to make reference to the matter in its reports. In addition, during the years ended December 31, 2000 and December 31, 1999, the interim periods ended March 31, 2001, June 30, 2001 and September 30, 2001 and through the subsequent period ended on the date of this report, there were no reportable events ("Reportable Events") as defined in Item 304 (a)(1)(v) of Regulation S-K. The Company has requested that Moffitt furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as an exhibit.

(b) On February 22, 2002, the Company engaged Malone & Bailey, PLLC as its independent auditors for the fiscal year ended December 31, 2001. At no time preceding February 22, 2002 has the Company (or anyone on behalf of the Company) consulted with Malone on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a Disagreement with Moffitt or a Reportable Event.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits

      16. Letter, dated March 7, 2002 from Moffitt & Company, CPAS to the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                             20/20 WEB DESIGN, INC.


Date: March 7, 2002                 By:/s/ Charles Smith
                                       -----------------
                                       Charles Smith, CFO

                                  EXHIBIT INDEX

No.         Description

16. Letter dated March 7, 2002 from Moffitt & Company, CPAS to the Securities and Exchange Commission